Exhibit 8.1

List of Subsidiaries of BHP Billiton Ltd and BHP Billiton Plc

as at 30 June 2011

	Company Name	Country
1	101102166 Saskatchewan Ltd.	Canada
2	141 Union Company	United States
3	A & BP Co Pty Ltd	Australia
4	African Metals Limited	South Africa
5	Albion Downs Pty Limited	Australia
6	Aluminium Consortium Venezuela B.V. (Venezuela)	Venezuela
7	Anglo Potash Limited	Canada
8	Araguaia Participações Ltda	Brazil
9	Astra Explorations & Mining Company (Proprietary) Limited (In Deregistration)	Botswana
10	Athabasca Resources Partnership	Canada
11	Atlas Steels Company Limited	Canada
12	Auvernier Limited (In Liquidation)	United Kingdom
13	Baniettor Mining (Proprietary) Limited	South Africa
14	BHP Billiton (Aus) Limited	United Kingdom
15	BHP Billiton (BVI) Limited	Virgin Islands, British
16	BHP Billiton (China) Pty Ltd (In Liquidation)	Australia
17	BHP Billiton (Liberia) Inc.	Liberia
18	BHP Billiton (Nouvelle-Caledonie) SAS	New Caledonia
19	BHP Billiton (Philippines) Inc.	Philippines
20	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
21	BHP Billiton (Trinidad-2C) Ltd.	Canada
22	BHP Billiton (Trinidad-2C) Ltd. (Trinidad and Tobago)	Trinidad and Tobago
23	BHP Billiton (Trinidad-3A) Ltd.	Trinidad and Tobago
24	BHP Billiton (Trinidad-3B) Corp.	Canada
25	BHP Billiton (Trinidad-3B) Corp. (Trinidad and Tobago)	Trinidad and Tobago
26	BHP Billiton (UK) Limited	United Kingdom
27	BHP Billiton (UMC) Pty Ltd	Australia
28	BHP Billiton Aluminium (RAA) Pty Ltd	Australia
29	BHP Billiton Aluminium (Worsley) Pty Ltd	Australia
30	BHP Billiton Aluminium Australia Pty Ltd	Australia
31	BHP Billiton Aluminium Limited	United Kingdom
32	BHP Billiton Aluminium Operations BVI Ltd	Virgin Islands, British
33	BHP Billiton Aluminium Technologies Limited	Jersey
34	BHP Billiton Aluminium Vietnam Jersey Limited	Jersey
35	BHP Billiton Aluminium Vietnam UK Limited	United Kingdom
36	BHP Billiton Australia Investment 3 Pty Ltd	Australia
37	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
38	BHP Billiton Boliviana de Petroleo Inc.	United States
39	BHP Billiton Boliviana de Petroleo Inc. (Sucursal Bolivia)	Bolivia
40	BHP Billiton Brasil Investimentos Ltda.	Brazil
41	BHP Billiton Brasil Ltda	Brazil
42	BHP Billiton Canada Inc.	Canada
43	BHP Billiton Capital Inc.	United States
44	BHP Billiton CBM Investments Pty Ltd	Australia
45	BHP Billiton Chile Inversiones Limitada	Chile

	Company Name	Country
46	BHP Billiton China Limited	Hong Kong
47	BHP Billiton Community Limited	Australia
48	BHP Billiton Company B.V.	Netherlands
49	BHP Billiton Development 1 (Australia) Pty Ltd	Australia
50	BHP Billiton Development 1 (Netherlands) B.V. (In Liquidation)	Netherlands
51	BHP Billiton Development 1 (UK) Limited	United Kingdom
52	BHP Billiton Development 2 (UK) Limited	United Kingdom
53	BHP Billiton Diamonds (Belgium) N.V.	Belgium
54	BHP Billiton Diamonds (Eurasia) LLC	Russian Federation
55	BHP Billiton Direct Reduced Iron Pty Limited	Australia
56	BHP Billiton Employee Plan Pty Ltd	Australia
57	BHP Billiton Energy Coal (UK) Limited (In Liquidation)	United Kingdom
58	BHP Billiton Energy Coal Australia Pty Ltd	Australia
59	BHP Billiton Energy Coal Chile Limited (In Liquidation)	United Kingdom
60	BHP Billiton Energy Coal Inc.	United States
61	BHP Billiton Energy Coal South Africa Limited	South Africa
62	BHP Billiton Eurasia B.V.	Netherlands
63	BHP Billiton Eurasia B.V. (Moscow Rep Office)	Russian Federation
64	BHP Billiton Executive Services Company Pty Limited	Australia
65	BHP Billiton Finance (USA) B.V.	Netherlands
66	BHP Billiton Finance (USA) Limited	Australia
67	BHP Billiton Finance Australia Limited	Virgin Islands, British
68	BHP Billiton Finance B.V.	Netherlands
69	BHP Billiton Finance B.V. (Branch Office)	United Kingdom
70	BHP Billiton Finance Limited	Australia
71	BHP Billiton Finance Plc	United Kingdom
72	BHP Billiton Finance South Africa Limited	Virgin Islands, British
73	BHP Billiton Foreign Holdings Inc.	United States
74	BHP Billiton Freight Singapore Pte Limited	Singapore
75	BHP Billiton Great Boulder Mines Pty Ltd	Australia
76	BHP Billiton Group (BVI) Limited	Virgin Islands, British
77	BHP Billiton Group Limited	United Kingdom
78	BHP Billiton Group Operations Pty Ltd	Australia
79	BHP Billiton Holdings B.V.	Netherlands
80	BHP Billiton Holdings Limited	United Kingdom
81	BHP Billiton Innovation Pty Ltd	Australia
82	BHP Billiton International Development Limited (In Liquidation)	United Kingdom
83	BHP Billiton International Metals B.V.	Netherlands
84	BHP Billiton International Services Limited	United Kingdom
85	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
86	BHP Billiton Investment Holdings Limited	United Kingdom
87	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
88	BHP Billiton Iron Ore Pty Limited	Australia
89	BHP Billiton Japan Limited	Japan
90	BHP Billiton Jersey Limited	Jersey
91	BHP Billiton Korea Co., Ltd.	Korea, Republic of
92	BHP Billiton Liberia (Jersey) Limited	Jersey
93	BHP Billiton Limited	Australia
94	BHP Billiton Lonsdale Investments Pty Ltd	Australia
95	BHP Billiton Marine & General Insurances Pty Ltd	Australia
96	BHP Billiton Marketing AG	Switzerland

	Company Name	Country
97	BHP Billiton Marketing AG – Singapore Branch	Singapore
98	BHP Billiton Marketing Asia Pte Ltd.	Singapore
99	BHP Billiton Marketing B.V.	Netherlands
100	BHP Billiton Marketing Inc.	United States
101	BHP Billiton Marketing Investments ApS	Denmark
102	BHP Billiton Marketing Investments Limited	United Kingdom
103	BHP Billiton Marketing Services India Pvt Ltd	India
104	BHP Billiton Marylebone B.V.	Netherlands
105	BHP Billiton Metais SA	Brazil
106	BHP Billiton Olympic Dam Copper Pty Ltd	Australia
107	BHP Billiton Minerals Pty Ltd	Australia
108	BHP Billiton Mitsui Coal Pty Ltd	Australia
109	BHP Billiton New Mexico Coal Inc.	United States
110	BHP Billiton Nickel Operations Pty Ltd	Australia
111	BHP Billiton Nickel West Pty Ltd	Australia
112	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
113	BHP Billiton Olympic Dam Gold Pty Ltd	Australia
114	BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
115	BHP Billiton Olympic Dam Operations Pty Ltd	Australia
116	BHP Billiton Olympic Dam Uranium Pty Ltd	Australia
117	BHP Billiton Overseas Holdings Limited (In Liquidation)	United Kingdom
118	BHP Billiton Paddington Limited	United Kingdom
119	BHP Billiton Petroleum (Americas) Inc.	United States
120	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States
121	BHP Billiton Petroleum (Arkansas) Inc.	United States
122	BHP Billiton Petroleum (Australia) Pty. Ltd.	Australia
123	BHP Billiton Petroleum (Bass Strait) Pty. Ltd.	Australia
124	BHP Billiton Petroleum (China) Corp.	Canada
125	BHP Billiton Petroleum (Colombia) Corporation	Canada
126	BHP Billiton Petroleum (Colombia) Sucursal Colombia	Colombia
127	BHP Billiton Petroleum (Deepwater) Inc.	United States
128	BHP Billiton Petroleum (Denmark) ApS	Denmark
129	BHP Billiton Petroleum (Falkland) Corporation	Canada
130	BHP Billiton Petroleum (Falkland) Corporation (Falkland Branch)	Falkland Islands (Malvinas)
131	BHP Billiton Petroleum (Fayetteville) LLC	United States
132	BHP Billiton Petroleum (GOM) Inc.	United States
133	BHP Billiton Petroleum (India) Corporation	Canada
134	BHP Billiton Petroleum (International Exploration) Pty. Ltd.	Australia
135	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (Algeria)	Algeria
136	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (India)	India
137	BHP Billiton Petroleum (Laurentian) Corporation	Canada
138	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
139	BHP Billiton Petroleum (New Ventures) Corporation	Canada
140	BHP Billiton Petroleum (North America 2) LLC	United States
141	BHP Billiton Petroleum (North America) Inc.	United States
142	BHP Billiton Petroleum (North West Shelf) Pty. Ltd.	Australia
143	BHP Billiton Petroleum (Philippines) Corporation	Canada
144	BHP Billiton Petroleum (Philippines) Corporation (Philippines Branch)	Philippines
145	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
146	BHP Billiton Petroleum (Pipelines Investments) Pty. Ltd.	Australia
147	BHP Billiton Petroleum (Sabah) Corporation	Canada

	Company Name	Country
148	BHP Billiton Petroleum (Sabah) Corporation (Malaysian Branch)	Malaysia
149	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
150	BHP Billiton Petroleum (South Africa) LLC (South Africa branch)	South Africa
151	BHP Billiton Petroleum (Victoria) Pty. Ltd.	Australia
152	BHP Billiton Petroleum (Vietnam) Corporation	Canada
153	BHP Billiton Petroleum (Vietnam) Corporation (Vietnamese Operating Office)	Vietnam
154	BHP Billiton Petroleum Great Britain Limited	United Kingdom
155	BHP Billiton Petroleum Great Britain Limited (South Africa)	South Africa
156	BHP Billiton Petroleum Holdings (USA) Inc.	United States
157	BHP Billiton Petroleum Holdings LLC	United States
158	BHP Billiton Petroleum International Pty. Ltd.	Australia
159	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
160	BHP Billiton Petroleum Limited	United Kingdom
161	BHP Billiton Petroleum Pty Ltd	Australia
162	BHP Billiton Petroleum Trading and Marketing Inc.	United States
163	BHP Billiton Petroleum Trading and Marketing Pty Ltd	Australia
164	BHP Billiton Plc	United Kingdom
165	BHP Billiton Plc (South Africa)	South Africa
166	BHP Billiton PNG Services Limited	Papua New Guinea
167	BHP Billiton Properties (Proprietary) Limited	South Africa
168	BHP Billiton RBM Holdings (Proprietary) Limited	South Africa
169	BHP Billiton Resources (China) Pty Ltd (In Liquidation)	Australia
170	BHP Billiton Resources Exploration Pty Ltd	Australia
171	BHP Billiton Resources International (RSA) Pty Ltd	Australia
172	BHP Billiton Resources International (RSA) PTY LTD – South Africa Branch	South Africa
173	BHP Billiton Resources Marketing Pty Ltd	Australia
174	BHP Billiton SA Holdings Limited	South Africa
175	BHP Billiton SA Investments Limited	United Kingdom
176	BHP Billiton SA Limited	South Africa
177	BHP Billiton Services Jersey Limited	Jersey
178	BHP Billiton Shared Business Services Pty Ltd	Australia
179	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
180	BHP Billiton South Africa (Jersey) Limited	Jersey
181	BHP Billiton South Africa Holdings B.V.	Netherlands
182	BHP Billiton SSM Development Pty Ltd	Australia
183	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
184	BHP Billiton SSM Indonesia Pte Ltd	Singapore
185	BHP Billiton SSM International Pty Ltd	Australia
186	BHP Billiton SSM Technology Pty Limited	Australia
187	BHP Billiton Sustainable Communities	United Kingdom
188	BHP Billiton Taiwan Limited	Taiwan
189	BHP Billiton UK Holdings Limited	Virgin Islands, British
190	BHP Billiton UK Investments Limited	Virgin Islands, British
191	BHP Billiton Uranium Holding Company Pty Ltd	Australia
192	BHP Billiton WAIO Pty Ltd	Australia
193	BHP Billiton Wesminco Oil Pty Ltd	Australia
194	BHP Billiton Western Mining Holdings Pty Ltd (In Deregistration)	Australia
195	BHP Billiton Western Mining Innovation Pty Ltd (In Deregistration)	Australia
196	BHP Billiton Western Mining Resources International Pty Ltd	Australia

	Company Name	Country
197	BHP Billiton Westmin Talc Pty Ltd (In Liquidation)	Australia
198	BHP Billiton World Exploration Inc.	Canada
199	BHP Billiton World Exploration Inc. (Angola)	Angola
200	BHP Billiton World Exploration Inc. (Argentina)	Argentina
201	BHP Billiton World Exploration Inc. (Botswana)	Botswana
202	BHP Billiton World Exploration Inc. (Burundi)	Burundi
203	BHP Billiton World Exploration Inc. (Colombia)	Colombia
204	BHP Billiton World Exploration Inc. (Cote d’Ivoire)	Cote d’Ivoire
205	BHP Billiton World Exploration Inc. (Democratic Republic of Congo)	Congo, The Democratic Republic of the
206	BHP Billiton World Exploration Inc. (Ecuador)	Ecuador
207	BHP Billiton World Exploration Inc. (Ethiopia)	Ethiopia
208	BHP Billiton World Exploration Inc. (Gabon)	Gabon
209	BHP Billiton World Exploration Inc. (Ghana)	Ghana
210	BHP Billiton World Exploration Inc. (Guinea)	Guinea
211	BHP Billiton World Exploration Inc. (Guyana)	Guyana
212	BHP Billiton World Exploration Inc. (Ireland)	Ireland
213	BHP Billiton World Exploration Inc. (Kazakhstan)	Kazakhstan
214	BHP Billiton World Exploration Inc. (Liberia)	Liberia
215	BHP Billiton World Exploration Inc. (Namibia)	Namibia
216	BHP Billiton World Exploration Inc. (Pakistan)	Pakistan
217	BHP Billiton World Exploration Inc. (Papua New Guinea)	Papua New Guinea
218	BHP Billiton World Exploration Inc. (Peru)	Peru
219	BHP Billiton World Exploration Inc. (Philippines)	Philippines
220	BHP Billiton World Exploration Inc. (South Africa)	South Africa
221	BHP Billiton World Exploration Inc. (Tanzania)	Tanzania, United Republic of
222	BHP Billiton World Exploration Inc. (Venezuela)	Venezuela
223	BHP Billiton World Exploration Inc. (Zambia)	Zambia
224	BHP Billiton Worsley Alumina Pty Ltd	Australia
225	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
226	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
227	BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
228	BHP Billiton Zambia Limited	Zambia
229	BHP Canadian Diamonds Company	Canada
230	BHP Capital No. 20 Pty Limited	Australia
231	BHP Chile Inc.	United States
232	BHP Chile Inc. (Chile Branch)	Chile
233	BHP Coal Holdings Pty Limited	Australia
234	BHP Coal Pty Ltd	Australia
235	BHP Copper Inc.	United States
236	BHP Development Finance Pty Ltd	Australia
237	BHP Escondida Inc.	United States
238	BHP Finance (International) Inc.	United States
239	BHP Financial Services (UK) Limited	Guernsey
240	BHP Group Resources Pty Ltd	Australia
241	BHP Hawaii Inc.	United States
242	BHP Holdings (International) Inc.	United States
243	BHP Holdings (Resources) Inc.	United States
244	BHP Holdings (USA) Inc.	United States
245	BHP Holdings International (Investments) Inc.	United States

	Company Name	Country
246	BHP Internacional Participacoes Ltda	Brazil
247	BHP International Finance Corp.	United States
248	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
249	BHP Khanij Anveshana Pvt Limited	India
250	BHP Mineral Resources Inc.	United States
251	BHP Minerals Asia Pacific Pty Ltd	Australia
252	BHP Minerals Europe Limited	United Kingdom
253	BHP Minerals Exploration Inc.	United States
254	BHP Minerals Ghana Inc.	United States
255	BHP Minerals Holdings Proprietary Limited	Australia
256	BHP Minerals India Pvt Limited	India
257	BHP Minerals International Exploration Inc.	United States
258	BHP Minerals International Exploration Inc. (Venezuela)	Venezuela
259	BHP Minerals International Exploration Inc. (Argentina)	Argentina
260	BHP Minerals International Exploration Inc. (Pakistan)	Pakistan
261	BHP Minerals International Exploration Inc. (Uruguay)	Uruguay
262	BHP Minerals International LLC	United States
263	BHP Minerals Pacific Inc.	United States
264	BHP Minerals Service Company	United States
265	BHP Navajo Coal Company	United States
266	BHP Peru Holdings Inc.	United States
267	BHP Petroleum (Argentina) S.A.	Argentina
268	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
269	BHP Petroleum (Cambodia) Pty Ltd	Australia
270	BHP Petroleum (Pakistan) Pty Ltd	Australia
271	BHP Petroleum (Pakistan) Pty Ltd (Pakistan)	Pakistan
272	BHP Petroleum (Tankers) Limited	Bermuda
273	BHP Petroleum (Tankers) Limited – Australian Branch	Australia
274	BHP Petroleum (U.K.) Corporation	United States
275	BHP Queensland Coal Investments Pty Ltd	Australia
276	BHP Queensland Coal Limited	United States
277	BHP Queensland Coal Limited	Australia
278	BHP Resources Inc.	United States
279	BHP Titanium Minerals Pty Ltd	Australia
280	BHP Venezuela Inc.	United States
281	BHP Venezuela Inc. (Venezuela)	Venezuela
282	BHPB Freight Pty Ltd	Australia
283	Billiton (RA) B.V.	Netherlands
284	Billiton Aluminium SA Limited	South Africa
285	Billiton Argentina B.V.	Netherlands
286	Billiton Argentina B.V. – Argentina Branch	Argentina
287	Billiton Australia Finance Pty Ltd	Australia
288	Billiton Australia Holdings B.V.	Netherlands
289	Billiton Chile B.V.	Netherlands
290	Billiton Coal Australia Holdings B.V.	Netherlands
291	Billiton Coal SA Limited	South Africa
292	Billiton Development (Zambia) Limited	Zambia
293	Billiton Development B.V.	Netherlands
294	Billiton E & D 3 B.V.	Netherlands
295	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
296	Billiton Exploration Australia Pty Limited	Australia

	Company Name	Country
297	Billiton Guinea B.V.	Netherlands
298	Billiton Intellectual Property B.V.	Netherlands
299	Billiton Investment 1 B.V.	Netherlands
300	Billiton Investment 12 B.V.	Netherlands
301	Billiton Investment 13 B.V.	Netherlands
302	Billiton Investment 15 B.V.	Netherlands
303	Billiton Investment 2 B.V.	Netherlands
304	Billiton Investment 3 B.V.	Netherlands
305	Billiton Investment 7 B.V.	Netherlands
306	Billiton Investment 8 B.V.	Netherlands
307	Billiton Investment 9 B.V.	Netherlands
308	Billiton Investments Ireland Limited	Ireland
309	Billiton Manganese Australia Pty Ltd	Australia
310	Billiton Manganese Holdings B.V.	Netherlands
311	Billiton Marketing France SARL	France
312	Billiton Marketing Holding B.V.	Netherlands
313	Billiton Marketing Investments B.V.	Netherlands
314	Billiton Nickel (Ravensthorpe) Pty Limited	Australia
315	Billiton Nickel Holdings B.V.	Netherlands
316	Billiton Suriname Holdings B.V.	Netherlands
317	Broadmeadow Mine Services Pty Ltd	Australia
318	Broken Hill Proprietary (USA) Inc.	United States
319	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
320	Bulkers Limited	Liberia
321	Carson Hill Gold Mining Corporation	United States
322	Central Queensland Services Pty Ltd	Australia
323	Cerro Matoso SA	Colombia
324	Coal Mines Australia Pty Ltd	Australia
325	Compania Minera Cerro Colorado Limitada	Chile
326	Conicol BVI Limited	Virgin Islands, British
327	Consolidated Nominees (Proprietary) Limited	South Africa
328	Consórcio Santos Luz de Imóveis Ltda	Brazil
329	Corridor Sands Limitada	Mozambique
330	County Shipping Company Limited	Hong Kong
331	Dampier Coal (Queensland) Proprietary Limited	Australia
332	Dendrobium Coal Pty Ltd	Australia
333	Dendrobium Community Enhancement Program Pty Ltd	Australia
334	Dia Met Minerals (Africa) Limited	Cayman Islands
335	Donkerpoort Iron Limited	South Africa
336	Douglas Colliery Limited	South Africa
337	Douglas Colliery Services Limited	South Africa
338	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
339	Empresa de Mineracao Jacui Ltda	Brazil
340	Empresa de Mineracao Seara Ltda.	Brazil
341	Endeavour Coal Pty Limited	Australia
342	Ermelo Mines Services (Proprietary) Limited	South Africa
343	Gard Holdings Limited	Virgin Islands, British
344	Gengro Limited	South Africa
345	Global BHP Copper Ltd.	Cayman Islands
346	Groote Eylandt Mining Company Pty Ltd	Australia
347	Hamilton Brothers Corporation	United States

	Company Name	Country
348	Hamilton Brothers Exploration Company	United States
349	Hamilton Brothers Oil and Gas Corporation	United States
350	Hamilton Brothers Petroleum Corporation	United States
351	Hamilton Oil Company Inc.	United States
352	Hay Point Services Pty Limited	Australia
353	Hillside Aluminium Limited	South Africa
354	Hotazel Manganese Mines (Proprietary) Limited	South Africa
355	Hunter Valley Energy Coal Pty Ltd	Australia
356	Illawarra Coal Community Partnerships Program Pty Limited	Australia
357	Illawarra Coal Holdings Pty Ltd	Australia
358	Illawarra Services Pty Ltd	Australia
359	Ingwe Housing Association (NPC)	South Africa
360	Ingwe Surface Holdings Limited	South Africa
361	Innovaciones Metalúrgicas de Córdoba S.A.S. - IMETCOR S.A.S.	Colombia
362	IPS USA, Inc.	United States
363	Jenipapo Recursos Naturais S.A.	Brazil
364	Kangwane Anthracite (Proprietary) Limited	South Africa
365	Keliney Closed Joint Stock Company	Russian Federation
366	Lubilanji Mining SPRL a.k.a <<Lumi SPRL>> (In Liquidation)	Congo, The Democratic Republic of the
367	Main Street 58 (Proprietary) Limited	South Africa
368	Manhattan Syndicate Limited	South Africa
369	Manitoba Potash Corporation	Canada
370	Marcona International, S.A.	Panama
371	Middelburg Mine Services (Proprietary) Limited	South Africa
372	Middelplaats Manganese Limited	South Africa
373	Minera BHP Billiton, S.A. de C.V.	Mexico
374	Minera Escondida Ltda	Chile
375	Minera Spence SA	Chile
376	Mt Arthur Coal Pty Limited	Australia
377	Mt Arthur Underground Pty Ltd	Australia
378	Natural Diamond Company Limited	Jersey
379	Newcoal Generacion S.A.	Chile
380	Noumea Entreprises S.A.	New Caledonia
381	Oy Alwima Limited	Finland
382	P & DP Co Pty Ltd	Australia
383	P R I Eastern Limited	Cook Islands
384	Pering Mine Services Holdings (Proprietary) Limited	South Africa
385	Pilbara Gas Pty Limited	Australia
386	Prairie Potash Corporation	Canada
387	PT BHP Billiton Indonesia	Indonesia
388	PT BHP Billiton Services Indonesia	Indonesia
389	PT Billiton Indonesia	Indonesia
390	PT Juloi Coal	Indonesia
391	PT Kalteng Coal	Indonesia
392	PT Lahai Coal	Indonesia
393	PT Maruwai Coal	Indonesia
394	PT Pari Coal	Indonesia
395	PT Ratah Coal	Indonesia
396	PT Sumber Barito Coal	Indonesia
397	QNI International Pty Ltd	Australia

	Company Name	Country
398	QNI Nickel (WA) Pty Limited	Australia
399	QNI Philippines Inc	Philippines
400	QNI Western Australia Pty Ltd	Australia
401	RAL Cayman Inc (Agencia Chile)	Chile
402	RAL Cayman Inc.	Cayman Islands
403	Rietspruit Mine Services (Pty) Limited	South Africa
404	Rio Algom Exploration Inc. – Argentina Branch	Argentina
405	Rio Algom Exploration Inc. – Namibian Branch	Namibia
406	Rio Algom Exploration Inc. (or French Name Form – Exploration Rio Algom Inc)	Canada
407	Rio Algom Investments (Agencia – Chile) Inc.	Chile
408	Rio Algom Investments (Chile) Inc	Canada
409	Rio Algom Ireland Limited (In Liquidation)	Ireland
410	Rio Algom Limited	Canada
411	Rio Algom Mining LLC	United States
412	Rio Algom Namibia (Proprietary) Limited	Namibia
413	Riocerro Inc	Cayman Islands
414	Riochile Inc	Cayman Islands
415	Samancor AG	Switzerland
416	Samancor Gabon SA	Gabon
417	Samancor Holdings (Proprietary) Limited	South Africa
418	Samancor Manganese (Proprietary) Limited	South Africa
419	San Juan Coal Company	United States
420	San Juan Transportation Company	United States
421	San Manuel Arizona Railroad Company	United States
422	Southeastern Petroleum Sales Corporation	United States
423	Stein Insurance Company Limited	Guernsey
424	Tasmanian Electro Metallurgical Company Pty Ltd	Australia
425	Terra Nominees (Proprietary) Limited	South Africa
426	The Broken Hill Proprietary Company Pty Ltd	Australia
427	The Norwegian Oil Corporation (DNO – U.S.)	United States
428	The World Marine & General Insurance Plc	United Kingdom
429	Transkei Granite Holdings (Proprietary) Limited	South Africa
430	Transvaal and Delagoa Bay Investment Company Limited (In Deregistration)	South Africa
431	UMAL Consolidated Pty Ltd	Australia
432	United Iron Pty Ltd	Australia
433	Westchester Insurance Company (Proprietary) Limited (In Liquidation)	South Africa
434	Western Complex Coal (Pty) Ltd (In Deregistration)	South Africa
435	Western Hog Ranch Company	United States
436	Westminer Insurance Pte Ltd	Singapore
437	WMC (Argentina) Inc.	United States
438	WMC (Liberia) Limited (In Liquidation)	Hong Kong
439	WMC (Mineral Sands) Limited	Jersey
440	WMC (Peru) Inc.	United States
441	WMC Corporate Services Inc.	United States
442	WMC Exploration Inc.	United States
443	WMC Finance (USA) Limited	Australia
444	WMC Finance Limited (In Deregistration)	Australia
445	WMC Mineracao Ltda.	Brazil
446	WMC Pty Ltd (In Deregistration)	Australia
447	WMC Resources (Namibia) (Proprietary) Limited	Namibia
448	WMC Resources Marketing Limited	Canada
449	WMC Securities Pty Ltd (In Liquidation)	Australia